POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.


                                   /s/SAMUEL B. CASEY, JR.
                                   Samuel B. Casey, Jr.
                                   Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.


                                   /s/WILLIAM E. BRADFORD
                                   William E. Bradford
                                   Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.


                                   /s/RAWLES FULGHAM
                                   Rawles Fulgham
                                   Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.


                                   /s/JOHN A. GAVIN
                                   John A. Gavin
                                   Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.


                                   /s/JOHN J. MURPHY
                                   John J. Murphy
                                   Chairman of the Board and Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.


                                   /s/LIONEL H. OLMER
                                   Lionel H. Olmer
                                   Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.


                                   /s/B. D. ST. JOHN
                                   B. D. St. John
                                   Vice Chairman and Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.


                                   /s/RICHARD W. VIESER
                                   Richard W. Vieser
                                   Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.


                                   /s/RAY L. HUNT
                                   Ray L. Hunt
                                   Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.



                                   /s/J. LANDIS MARTIN
                                   J. Landis Martin
                                   Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.



                                   /s/JAY A PRECOURT
                                   Jay A. Precourt
                                   Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.



                                   /s/LAWRENCE S. EAGLEBURGER
                                   Lawrence S. Eagleburger
                                   Director

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA MORRIS and STANLEY E. MCGLOTHLIN and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 relating to The M. W. Kellogg Employee Stock Purchase Plan and 100,000 shares of Dresser Industries, Inc. Common Stock, 25 cents par value, to be offered thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with all exhibits and any and all documents having relation thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 17th day of March, 1994.



                                   /s/A. KENNETH PYE
                                   A. Kenneth Pye
                                   Director